SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934.


Date of Report (Date of earliest event reported): November 6, 1997



                     COMMUNITY SAVINGS BANKSHARES, INC.
             (Exact name of Registrant as specified in Charter)


          United States         000-29460             65-0780334
          -----------------------------------------------------------------
          (State or other     (Commission File       (IRS Employer
          jurisdiction of      Number)                Indentification No.)
          Incorporation)








660 U.S. Highway One, North Palm Beach, Florida            33408
-----------------------------------------------          -------------
  (Address of principal executive offices)                (Zip Code)





Registrant's telephone number, including area code:  (561) 881-2212





                               Not Applicable
       (Former name or former address, if changed since last report)
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Item 4.     Changes in Registrant's Certifying Accountant

  On November 6, 1997, the Board of Directors of Community Savings Bankshares, Inc. (the "Registrant") terminated the services of Deloitte & Touche LLP ("Deloitte") as the Registrant's independent auditors subject to the completion of Deloitte's audit of the Registrant's financial statements for the year ended December 31, 1997. Such termination was recommended to the Board by the Company's Audit Committee. In connection with the termination of Deloitte's services as independent auditors, the Board of Directors of the Registrant have selected the accounting firm of Crowe, Chizek and Company LLP ("Crowe Chizek") to serve as independent auditors for the Registrant for the fiscal year ending December 31, 1998.

  In connection with their audit for the two most recent fiscal years and during subsequent interim periods preceding the replacement of Deloitte, there have been no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure. The Registrant is not aware as of the date hereof of any disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure with respect to the financial statements to be prepared for the year ended December 31, 1997.

  Deloitte's report on the financial statements for the two immediately preceding fiscal years did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. The Registrant is not aware of any reason as of the date hereof which would cause Deloitte's report on the financial statements for the year ended December 31, 1997 to contain an adverse opinion or disclaimer of opinion or to be qualified or modified as to uncertainty, audit scope or accounting principles.

  During the Registrant's two most recent fiscal years and the subsequent interim periods preceding Deloitte's replacement, Deloitte did not advise, and has not indicated to the Registrant that it had no reason to advise, the Registrant of any of the following:

  (a) that the internal controls necessary for the Registrant to develop reliable financial statements did not exist;

  (b) that information had come to Deloitte's attention that had led it to no longer be able to rely on management's representations, or that made it unwilling to be associated with the financial statements prepared by management;

  (c) (1) of the need to expand significantly the scope of the Registrant's audit, or that information had come to Deloitte's attention during such time period that if further investigated might (i) materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued
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covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or (ii) cause it to be unwilling to rely on management's representation or to be associated with the Registrant's financial statements, and (2) that due to Deloitte's replacement or for another reason, the issue has not been resolved to Deloitte's satisfaction prior to its replacement.

(d) (1) that information had come to Deloitte's attention that it had concluded materially impacted the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or
(ii) the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the then most recent financial statements covered by an audit report (including information that, unless resolved to Deloitte's satisfaction, would prevent if from rendering an unqualified audit report on those financial statements, and (2) due to Deloitte's replacement, or for any other reason, the issue was not resolved to Deloitte's satisfaction prior to its replacement.

  The Registrant has requested Deloitte to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with the statements made by the Registrant in response to this Item 4 and, if not, stating the respects in which they do not agree. A copy of such letter is attached hereto as Exhibit 16.

  During the Registrant's two most recent fiscal years and the subsequent interim periods preceding the selection of Crowe Chizek, the Registrant has not consulted Crowe Chizek regarding the application of accounting principles, either contemplated or proposed, the type of audit opinion that might be rendered on the Registrant's financial statements or any other matters that would be required to be reported herein.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

  (a)  Financial Statements of Business Acquired

       Not applicable.

  (b)  Pro Forma Financial Information

       Not applicable.

  (c)  Exhibits

       (16) Letter of Deloitte
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                                 SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned, thereunto duly authorized.



 COMMUNITY SAVINGS BANKSHARES, INC.
 (Registrant)



Date: November 11, 1997            By:  /s/ James B. Pittard, Jr.
                                         James B. Pittard, Jr.
                                          President and Chief Executive Officer
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